Morgan Stanley Insured Municipal Bond Trust
                     Item 77(o) 10f-3 Transactions
                   April 1, 2002- September 30, 2002


Security Date     Price  Shares   %of  Total         Purcha Broker
         of       Of     Purcha   Asse Issued        sed
         Purcha   Shares sed      ts                 By
         se                                          Fund

Metropol 06/05/   Variou 1,000,   0.99 $1,715,755,   0.06%  Lehman
itan     02       s      000      %    000                  Bros., Bear
Trans                                                       Stearns,
Auth,                                                       First
NY, Refg                                                    Albany,
Ser 2002                                                    JPMorgan,
A (MBIA)                                                    Merrill
                                                            Lynch, UBS
                                                            Paine
                                                            Webber, ABN
                                                            AMRO,
                                                            Advest/Leben
                                                            thal, CIBC
                                                            World Mkts,
                                                            Commerce
                                                            Capital
                                                            Mkts,
                                                            Fahnestock,
                                                            Jackson
                                                            Secs., Quick
                                                            & Reilly,
                                                            Ramirez,
                                                            Raymond
                                                            James, RBC
                                                            Dain
                                                            Rauscher,
                                                            Roosevelt &
                                                            Cross,
                                                            Siebert
                                                            Brandford
                                                            Shank,
                                                            Wachovia

Metropol 06/26/   Variou 2,000,   1.95 $679,450,00   0.29%    UBS Paine
itan       02       s      000     %        0               Webber, Bear
Trans                                                         Stearns,
Auth,                                                           First
NY, St                                                         Albany,
Srv                                                           JPMorgan,
Contract                                                       Lehman
, Ser                                                          Bros.,
2002 B                                                         Merrill
(MBIA)                                                         Lynch,
                                                               Salomon
                                                                Smith
                                                             Barney, ABN
                                                                Amro,
                                                            Advest/Leben
                                                             thal, CIBC
                                                             World Mkts,
                                                              Commerce
                                                               Capital
                                                                Mkts,
                                                             Fahnestock,
                                                               Jackson
                                                             Sec., Quick
                                                              & Reilly,
                                                              Ramirez,
                                                               Raymond
                                                             James, RBC
                                                                Dain
                                                              Rauscher,
                                                             Roosevelt &
                                                               Cross,
                                                               Siebert
                                                              Brandford
                                                               Shank,
                                                              Wachovia